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                                                                    Exhibit 10.1

                               AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT ("Amendment No. 2") dated April 4, 2003 by and among J. Crew Operating Corp., a Delaware corporation ("Operating"), J. Crew Inc., a New Jersey corporation ("J. Crew "), Grace Holmes, Inc., a Delaware corporation doing business as J. Crew Retail ("Retail"), H.F.D. No. 55, Inc., a Delaware corporation doing business as J. Crew Factory ("Factory", and together with Operating, J. Crew and Retail, each individually a "Borrower" and collectively, "Borrowers"), J. Crew Group, Inc., a New York corporation ("Parent") and J. Crew International, Inc. ("JCI" and together with Parent, each individually a "Guarantor" and collectively, "Guarantors"), the parties from time to time to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders") and Congress Financial Corporation, a Delaware corporation, in its capacity as administrative and collateral agent for Lenders pursuant to the Loan Agreement (in such capacity, "Agent").

                              W I T N E S S E T H :

     WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated December 23, 2002, by and among Agent, Lenders, Wachovia Bank, National Association, in its capacity as arranger pursuant to the Loan Agreement, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated February 7, 2003 (as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

     WHEREAS, in connection with the offer to exchange the New Notes (as hereinafter defined) for the Senior Discount Debentures, Borrowers and Guarantors have requested that Agent and Lenders (a) consent to the formation of a wholly-owned, direct subsidiary of parent ("Intermediate", as hereinafter further defined), (b) include Intermediate as an additional Guarantor, subject to the provisions set forth herein and in the Loan Agreement, (c) consent to the New Note Offering (as hereinafter defined), (d) consent to the capitalization of Intermediate by the contribution to it of the Capital Stock of Operating, and
(e) make certain amendments to the Loan Agreement; and

     WHEREAS, Agent and Required Lenders are willing to provide such consents and to make such amendments to the extent and subject to terms and conditions set forth herein.

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     NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

     1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

         (a) "Amendment No. 2" shall mean this Amendment No. 2 to Loan and Security Agreement by and among Agent, Lenders, Borrowers, Guarantors and Intermediate, as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

         (b) "Consummation Date" shall mean the date on which the Senior Discount Debentures shall be exchanged for New Notes pursuant to and in accordance with the New Note Agreements.

         (c) "Contingent Principal" shall mean any principal amounts additional to the face amount of the New Notes which, under certain circumstances set forth in the New Note Indenture, may be added to the accreted amount, or principal amount at maturity, as applicable, of the New Notes.

         (d) "Exchange Offer Documents" shall mean, individually and collectively, each and all of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) Confidential Offering Circular and Consent Solicitation Statement with respect to the Offer to Exchange 16.0% Senior Discount Contingent Principal Notes due 2008 of J. Crew Intermediate LLC for Outstanding 13 1/8% Senior Discount Debentures due 2008 of J. Crew Group, Inc. and (ii) all other agreements, documents and instruments related thereto.

         (e) "Existing Guarantors" shall mean, collectively, the following (together with their respective successors and assigns): (i) J. Crew Group, Inc., a New York corporation; and (ii) J. Crew International, Inc., a Delaware corporation; each sometimes being referred to herein individually as a "Guarantor".

         (f) "Intermediate" shall mean J. Crew Intermediate LLC, a Delaware limited liability company, together with its successors and assigns; sometimes referred to in Amendment No. 2 as the "New Guarantor".

         (g) "New Note Agreements" shall mean: (i) the Exchange Offer Documents,
(ii) the New Notes (iii) the New Note Indenture, and (iv) all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Intermediate or any other

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person in connection with the New Note Offering, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (h) "New Note Indenture" shall mean the Indenture, dated on or about the Consummation Date, between Intermediate, as issuer and New Note Trustee, with respect to the New Notes, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (i) "New Note Offering" shall mean the offer of Intermediate to exchange the Senior Discount Debentures for New Notes pursuant to the Exchange Offer Documents.

         (j) "New Notes" shall mean, collectively, the 16.0% Senior Discount Contingent Principal Notes due 2008 containing such terms as are contemplated by the Exchange Offer Documents as in effect on the date hereof, to be issued by Intermediate pursuant to the New Note Indenture in the aggregate initial principal amount equal to the Senior Discount Debentures exchanged pursuant to the New Note Offering and accrued and unpaid interest thereon at a rate of 16.0% per annum from October 15, 2002 through and including the Consummation Date (as the same shall exist on the Consummation Date or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced).

         (k) "New Note Trustee" shall mean U.S. Bank National Association, and its successors and assigns, and any replacement trustee permitted pursuant to the terms and conditions of the New Note Indenture.

         (l) "Securities Laws" shall mean the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all rules, regulations and interpretations issued pursuant thereto or in connection therewith, and all state and local statutes, rules and regulations issued in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, interpreted, recodified or supplemented.

     1.2 Amendment to Definitions.

         (a) The definition of "EBITDA" is hereby amended such that the determination thereof for purposes of Section 9.18 of the Loan Agreement shall be made without giving effect to a one-time charge in respect of non-current inventory taken by Borrowers as of February 1, 2003, in the aggregate amount of $9,000,000.

         (b) All references to the term "Financing Agreements" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Amendment No. 2, and all other agreements documents and instruments at any time executed and/or delivered by any Obligor or any other person in connection with any of the foregoing.

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         (c) The definitions of "Guarantor" and "Guarantors" set forth in the
Loan Agreement are hereby amended to include, in addition and not in limitation, Intermediate, within such definition.

         (d) All references in the Loan Agreement and the other Financing Agreements to "any or all of Guarantors", "any of Guarantors", "any Guarantor", "all Guarantors" or any other similar phrase shall be deemed amended so that Intermediate is included therein, together with JCI and Parent.

     1.3 Interpretation. For purposes of this Amendment No. 2, all terms used herein, including those terms used or defined in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

Section 2. Consent. Notwithstanding anything to the contrary set forth in the Loan Agreement or any of the other Financing Agreements and subject to the terms and conditions contained herein, Agent and Required Lenders hereby consent to:

         (a) the formation by Parent of Intermediate as a wholly-owned subsidiary of Parent and the capitalization of Intermediate by the contribution to it of the Capital Stock of Operating; and

         (b) the New Note Offering pursuant to and in accordance with the terms of the Exchange Offer Documents as in effect on the date hereof.

Section 3. Assumption of Obligations; Amendments to Guarantee and Financing Agreements.

     3.1 Intermediate hereby expressly (a) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with the other Borrowers and Guarantors, for all Obligations under, contained in, or arising pursuant to the Loan Agreement or any of the other Financing Agreements applicable to any or all Borrowers or Guarantors and as applied to Intermediate as a Guarantor, (b) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to any or all Guarantors and as applied to Intermediate, with the same force and effect as if Intermediate had originally executed and been an original Guarantor party signatory to the Loan Agreement and the other Financing Agreements, (c) Intermediate is deemed to make, and is, in all respects, bound by all representations and warranties made by the other Borrowers and Guarantors to Agent and Lenders set forth in the Loan Agreement or in any of the other Financing Agreements, and (d) agrees that Agent and Lenders shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to Section 4 hereof, the Loan Agreement and the other Financing Agreements, with respect to Intermediate and its properties and assets with the same force and effect as Agent has, for the benefit of Lenders, with respect to the other Guarantors and their assets and properties, as if Intermediate had originally executed and had been an original Guarantor party signatory to the Loan Agreement and the other Financing Agreements.

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     3.2 Each of the Borrowers, in their capacities as guarantors of the payment and performance of the Obligations of the other Borrowers and Existing
Guarantors hereby agrees that the Guarantee, dated December 23, 2002, by the Borrowers and Existing Guarantors in favor of Agent, for the benefit of Lenders, is hereby amended to include Intermediate as an additional guarantor party signatory thereto, and Intermediate by its execution below hereby agrees that the Guarantee is hereby amended to include Intermediate as an additional guarantor party signatory thereto. Intermediate hereby expressly (a) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with the Borrowers and the Existing Guarantors, for payment and performance of all Obligations, (b) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Guarantee with the same force and effect as if Intermediate had originally executed and been an original party signatory to the Guarantee as a Guarantor, and (c) agrees that Agent and Lenders shall have all rights, remedies and interests with respect to Intermediate and its property under the Guarantee with the same force and effect as if Intermediate had originally executed and been an original party signatory as a Guarantor to the Guarantee.

     3.3 Each Borrower and Guarantor, including without limitation, Intermediate, in its capacity as a guarantor under the Guarantee, hereby expressly and specifically ratifies, restates and confirms the terms and conditions of the Guarantee in favor of Agent, for the benefit of Lender, and its liability for all of the Obligations, and other obligations, liabilities, agreements and covenants thereunder.

Section 4. Collateral of Intermediate. Without limiting the provisions of
Section 3 hereof, the Loan Agreement and the other Financing Agreements, as collateral security for the prompt payment and performance when due of all of the Obligations of Intermediate to Agent and Lenders, Intermediate hereby grants to Agent, for the benefit of Lenders, a continuing security interest in, lien upon, and right of setoff against, and Intermediate hereby pledges and assigns to Agent, for the benefit of Lenders, all now owned and hereafter acquired and arising assets and properties of Intermediate, all of which shall be included in the definition of Collateral as set forth in the Loan Agreement, including without limitation, the following:

          (a) all Accounts;

          (b) all general intangibles, including, without limitation, all Intellectual Property;

          (c) all goods, including, without limitation, Inventory and Equipment;

          (d) all Real Property subject to the Mortgages and fixtures;

          (e) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

          (f) all instruments, including, without limitation, all promissory notes;

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          (g) all documents;

          (h) all deposit accounts;

          (i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

          (j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (B) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (C) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (D) deposits by and property of account debtors or other persons securing the obligations of account debtors;

          (k) all (A) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (B) monies, credit balances, deposits and other property of Intermediate now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of Intermediate, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

          (l) all commercial tort claims, including, without limitation, those identified in the Information Certificate;

          (m) to the extent not otherwise described above, all Receivables;

          (n) all Records; and

          (o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

Notwithstanding anything to the contrary set forth above, the types or items of Collateral described in this Section 4 shall not include any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the UCC or other applicable law or (ii) so as to limit, impair or

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otherwise affect Agent's unconditional continuing security interests in and liens upon any rights or interests of Intermediate in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Receivables).

Section 5. Indebtedness.

          (a) Section 9.9 of the Loan Agreement is hereby amended by adding the following new subsection (q) at the end thereof:

          "(q) Indebtedness of Intermediate evidenced by the New Notes as in effect on the Consummation Date or as permitted to be amended pursuant to the terms hereof, provided, that:

               (i) the aggregate amount of such Indebtedness shall not exceed $154,500,000, plus Contingent Principal, less the aggregate amount of all repayments or redemptions, whether optional or mandatory, in respect thereof, plus interest thereon at the rate provided for in the New Note Agreements as in effect on the Consummation Date,

               (ii) the Credit Facility is and shall at all times continue to be the "New Credit Facility" as such term is defined in the New Note Indenture as in effect on the date hereof and is and shall be entitled to all of the rights and benefits thereof, if any, under the New Note Indenture as in effect on the Consummation Date,

               (iii) Borrowers and Guarantors shall not, directly or indirectly, make any payments in respect of such Indebtedness, except that they may make regularly scheduled payments of interest by capitalizing such interest and adding such capitalized amount to the outstanding principal amount of such Indebtedness, and fees, if any, in respect of such Indebtedness when due in accordance with the terms of the New Notes and the New Note Indenture, in each case in accordance with the terms of the Exchange Offer Documents as in effect on the date hereof and any reasonable and customary fees required to be paid to holders of the New Notes in connection with a consent solicitation, it being understood and agreed that in no event shall the provisions of the New Notes and the New Note Indenture with respect thereto, vary from the provisions of the Exchange Offer Documents,

               (iv) Borrowers and Guarantors shall not, directly or indirectly, amend, modify, alter or change, in each case, in any material respect any terms of such Indebtedness or any of the New Notes, the New Note Indenture or any related agreements, documents and instruments, except that Borrowers and Guarantors may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to

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          extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to reduce the interest rate or any fees in connection therewith, or to eliminate any covenants contained therein, or make any such covenants less restrictive or otherwise more favorable to any Borrower or Guarantor, and

               (v) Borrowers and Guarantors shall not, directly or indirectly, redeem, retire, defease, purchase or otherwise acquire all or any part of such Indebtedness other than at maturity (as set forth in the New
          Note Indenture as in effect on the Consummation Date or as extended after such date), or set aside or otherwise deposit or invest any sums for such purpose, except that

                     (A) Borrowers or Guarantors may redeem, retire, defease, purchase or otherwise acquire all or any part of such Indebtedness with Refinancing Indebtedness with respect thereto to the extent permitted under Section 9.9(o) hereof,

                     (B) Borrowers or Guarantors may redeem, retire, defease, purchase or otherwise acquire all or any portion of such Indebtedness with the net proceeds of the issuance and sale of Capital Stock of Parent or Operating permitted hereunder received by such Borrower or Guarantor in cash or other immediately available funds; provided, that, as of the date of any such redemption or purchase or any payment in respect thereof and after giving effect thereto, (1) Borrowers and Guarantors shall have complied with all of the requirements of Sections 9.7(b)(iii)(A), (B), (C) and (E) with respect to such issuance and sale of Capital Stock and in addition to such requirements, the notice provided to Agent pursuant thereto shall specify that the proceeds are to be used for the redemption, retirement, defeasance, purchase or acquisition of all or any part all of such Indebtedness (and shall specify which of the foregoing is intended), the maximum amount that Borrowers and Guarantors will pay in respect thereof and the range of the principal amount of the New Notes that Borrowers and Guarantors anticipate will be so redeemed, retired, defeased, purchased or otherwise acquired, (2) the redemption, retirement, defeasance, repurchase or acquisition of all or any part of such Indebtedness shall be substantially contemporaneous with the issuance and sale of the Capital Stock of Parent or Operating subject to such notice provided to Agent, (3) as of the date of any such payment and after giving effect thereto, there shall be Excess Availability, and (4) as of the date of any such payment and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, and

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               (C)    Borrowers or Guarantors may redeem or repurchase such
          Indebtedness in cash or other immediately available funds (other than with proceeds of the issuance and sale of Capital Stock of Parent or Operating as provided in clause (B) above); provided, that, (1) Borrower Agent shall have provided to Agent not less than ten (10) Business Days' notice of the intention of such Borrower or Guarantor to redeem or purchase such Indebtedness (specifying the amount to be paid by Borrowers or Guarantors and the principal amount of the New Notes that Borrowers and Guarantors anticipate will be so redeemed or repurchased), (2) for each of the immediately preceding thirty (30) consecutive days, Excess Availability shall have been not less than $50,000,000 and as of the date of any such payment and after giving effect thereto, Excess Availability shall be not less than $50,000,000 and (3) as of the date of such payment and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing;"

          (b) Section 9.9(o) of the Loan Agreement is hereby amended by adding the clause "and Section 9.9(g)" after the reference therein to "Section 9.9 (j) and 9.9(k)".

Section 6. Loans, Investments, Etc.

          (a) Section 9.10(g) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

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               "(g) loans by Operating to any Subsidiary of Operating (other than an Inactive Subsidiary) or by Intermediate or any Subsidiary of Operating to Operating or any other Subsidiary of Operating (other than an Inactive Subsidiary); provided, that, as to all of such loans, the Indebtedness arising pursuant to any such loan shall not be evidenced by a promissory note or other instrument, unless the single original of such note or other instrument is promptly delivered to Agent upon its request to hold as part of the Collateral, with such endorsement and/or assignment by the payee of such note or other instrument as Agent may require,"

          (b) 9.10 of the Loan Agreement is hereby amended by adding the following new subsection (k) at the end thereof:

          "(k) the formation by Parent of Intermediate in connection with the New Note Offering; provided, that, each of the following conditions is satisfied: (i) the only assets of Intermediate upon its initial capitalization shall be Capital Stock of Operating and Intermediate shall not engage in any business or commercial activity other than the making of loans to Operating in accordance with Section 9.10(g) hereof or own or hold any other assets or properties other than: (A) such Capital Stock, (B) an initial capital contribution by Parent of a cash amount not to exceed $25,000 and (C) Senior Discount Debentures, and (ii) Parent shall (A) execute and deliver to Agent, a pledge and security agreement, in form and substance satisfactory to Agent, granting to Agent a first pledge of and lien on all of the issued and outstanding membership interests in Intermediate, and (B) deliver the share certificates, if any, evidencing such membership interests, or such other evidence as may be issued, together with all transfer documents or otherwise take such actions as Agent shall require with respect to Agent's security interest therein."

Section 7. Restricted Payments.

          Section 9.11(f) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "(f) Operating may declare and pay a dividend to Parent (directly, or by payment of such dividend to Intermediate), and Intermediate may declare and pay a dividend to Parent, from time to time, in each case, in the amount equal to any payment by Parent of cash interest permitted to be made by Parent pursuant to Section 9.9(j) hereof in respect of the Senior Discount Debentures, the proceeds of which shall be used by Parent only to make a payment of the interest then due payable in accordance with the terms of the Senior Discount Debentures as in effect on the date hereof; provided, that, any such dividend shall not be paid more than ninety (90) days prior to the date such payment of interest is due and payable and if such dividend is paid by Operating to Parent or Intermediate prior to the date that such interest is due and payable, all such funds shall be held in an investment account subject to an Investment Property Control Agreement in favor of Agent, ad duly authorized, executed and delivered by the financial intermediary where such funds are held, Parent and Agent."

Section 8. Minimum EBITDA.

          (a) Provided that as of the Consummation Date not less than an aggregate principal amount of $94,500,000 of Senior Discount Debentures shall have been tendered pursuant to the Exchange Offer and such tender not withdrawn ("Exchanged"), then Schedule 9.18 to the Loan Agreement shall be deleted in its entirety and the revised Schedule 9.18 appended hereto as Exhibit A substituted therefor.

          (b) In the event, however, that less than $94,500,000 of Senior Discount Debentures shall have been Exchanged as of the Consummation Date, then
Schedule 9.18 of the Loan Agreement shall be deleted in its entirety and the revised Schedule 9.18 appended hereto as Exhibit A substituted therefor; provided, however, that the dollar amount indicated in the "EBITDA" column thereon shall be deemed increased and shall be revised to reflect the increase thereof by an amount equal to one-twelfth (1/12) of thirteen and one-eighth
(13 1/8%) percent of the Shortfall (as hereinafter defined), with respect to the first month indicated on such revised

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Schedule (such amount being hereinafter referred to as the "Increase"). In each succeeding month, the dollar amount indicated in the "EBIDTA" column of Schedule
9.18 shall be increased by an amount equal to the sum of (i) the Increase, plus
(ii) each Increase previously applied with respect to each prior month on such Schedule. For purposes hereof, the "Shortfall" shall mean the positive difference, if any, between $94,500,000 and the aggregate principal amount of the Senior Discount Debentures which are Exchanged as of the Consummation Date.

     Section 9. Supplemental Loans. Notwithstanding anything to the contrary set forth in the Loan Agreement or any of the other Financing Agreements, no Borrower or Guarantor shall request, and no Lender shall make, any Supplemental Loans during the Supplemental Loan Period occurring in 2003.

     Section 10. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, each of Borrowers and Guarantors (including Intermediate), jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     10.1 This Amendment No. 2 has been duly executed and delivered by all necessary action on the part of Borrowers and Guarantors (including Intermediate) and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof and the agreements and obligations of Borrowers and Guarantors (including Intermediate) contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors (including Intermediate) enforceable against Borrowers and Guarantors (including Intermediate) in accordance with their respective terms.

     10.2 No Default or Event of Default exists or has occurred and is continuing.

     10.3 No action of, or filing with, or consent of any governmental authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment No. 2.

     10.4 All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct on and as of the date hereof.

     10.5 Intermediate is a Delaware limited liability company, duly organized and validly existing in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties, if any, and to carry on its business as it is now being conducted and will be conducted in the future.

     10.6 All of the outstanding membership interests in Intermediate have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims,

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liens, pledges and encumbrances of any kind. Prior to or on the Consummation
Date, Parent shall be the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding membership interests in Intermediate. There is no debt outstanding that is convertible into such membership interests in Intermediate, and there are no outstanding rights, options or warrants to acquire any membership interests in or debt convertible into membership interests in Intermediate.

     10.7 Neither the execution or delivery of the New Notes or any of the other New Note Agreements, nor the consummation of the transactions contemplated by the New Note Agreements, nor compliance with the provisions thereof, shall result in the creation nor imposition of any lien, charge or incumbrance upon any of the Collateral as amended hereby.

     10.8 On or prior to the Consummation Date, the New Notes shall have been duly authorized, issued and delivered by Intermediate pursuant to the Note Indenture and the other New Note Agreements, and the transactions contemplated thereunder shall have been performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

     10.9 On or prior to the Consummation Date, all actions and proceedings required by the New Notes and the other New Note Agreements, applicable law or regulations, including, without limitation, all Securities Laws, shall have been taken, and the transactions required thereunder shall have been (or will be when required to under the New Note Agreements or applicable law) duly and validly taken and consummated.

     10.10 Neither the execution and delivery of the New Notes or any of the other New Note Agreements nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (a) has violated or will violate any of the Securities Laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or
(b) after giving effect to the consents hereunder, does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or by which it or any of its assets may be bound, or (c) violate any provision of the Certificate of Incorporation, By-Laws, Articles of Formation or Operating Agreement of any Borrower or Guarantor.

     10.11 Borrower Agent has delivered to Agent true, complete and correct copies of each of the Exchange Offer Documents.

Section 11. Conditions. The effectiveness of the consents, terms and conditions contained herein shall be subject to the satisfaction of each of the following conditions, in form and substance satisfactory to Agent:

     11.1 Agent shall have received a true, complete and correct copy of each of the Exchange Offer Documents;

     11.2 Agent shall have received from Parent a first pledge of and lien on all of the issued and outstanding membership interests in Intermediate, pursuant to a pledge and security agreement, in form and substance satisfactory to Agent, duly executed and delivered by Parent, together with share certificates or such other evidence as may be issued with respect thereto and will transfer documents as may be required with respect to Agents security interest therein;

     11.3 Agent shall have received evidence that all corporate and limited liability company proceedings with respect to the New Note Offering have been taken by Borrowers, Guarantors and their Affiliates, as appropriate;

     11.4 Agent shall have received, in form and substance satisfactory to Agent, from Intermediate, Manager's Certificate of Members' and Managers' Resolutions, Incumbency and Members' Consent evidencing the adoption and subsistence of the limited liability company resolutions approving the execution, delivery and performance by Intermediate of this Amendment No. 2 and the agreements, documents and instruments to be delivered pursuant to this Amendment including the transactions contemplated by the New Note Agreements;

     11.5 Agent shall have received original good standing certificates (or its equivalent) from the Secretary of State (or comparable official) from each jurisdiction where Intermediate conducts business;

     11.6 Agent shall have received UCC, Federal and State tax lien and judgment searches against Intermediate in all relevant jurisdictions, as determined by Agent;

     11.7 Agent shall have received a revised Information Certificate of Borrowers and Guarantors, including revised schedules thereto, reflecting the addition of Intermediate as a Guarantor;

     11.8 Agent shall have received evidence of insurance and loss payee endorsements required under the Loan Agreement and under the other Financing Agreements with respect to Intermediate, in form and substance satisfactory to Agent, and certificates of insurance policies and/or endorsements naming Agent as loss payee;

     11.9 Agent shall have received and original of this Amendment No. 2, duly authorized, executed and delivered by Borrowers and Guarantors;

     11.10 Agent shall have received all consents of Lenders required for the amendments provided for herein;

     11.11 the Consummation Date shall be not later than May 14, 2003;and

     11.12 as of the Consummation Date, holders of not less than fifty-one (51%) percent of the Senior Discount Debentures shall have tendered such Senior Discount Debentures in exchange for New Notes pursuant to the New Note Offering in accordance with the Exchange Offer Documents as in effect on the date hereof, and not withdrawn such tender.

     11.13 not less than ten (10) days prior to the Consummation Date, Lender shall have received true, complete and correct copies of the New Note Agreements not delivered on the date hereof.

Section 12. Registration Rights Agreement. In the event that any Obligor registers the New Notes pursuant to a Registration Rights Agreement in accordance with the Securities Laws, Borrowers shall deliver to Agent any registration statement, notice or other filing with the Securities and Exchange Commission related thereto and shall enter into an amendment to the Loan Agreement providing for, among other things, the agreement by Borrowers to deliver to Agent all filings, notices or other documents required by Borrowers to be delivered to the Securities and Exchange Commission pursuant to the Securities Laws upon the effective date of the transactions contemplated by such Registration Rights Agreement.

Section 13. Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall pay to Agent for the ratable account of Lenders, and Agent may, at its option, charge the account of Borrowers maintained by Agent, a fee in the amount of $450,000, which fee shall constitute part of the Obligations and is fully earned as of the date hereof and which shall be payable $225,000 on the date hereof and $225,000 on the first anniversary of the date hereof.

Section 14. Miscellaneous.

     14.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. The Loan Agreement and this Amendment No. 2 shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment No. 2 shall control.

     14.2 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment No. 2.

     14.3 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York without regard to principals of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

     14.4 Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     14.5 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 2, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 2 as to such party or any other party.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                      CONGRESS FINANCIAL CORPORATION,
                                        as Agent and as Lender

                                      By: /s/ Carmen Caporrino
                                         --------------------------
                                      Title: Vice President
                                            -----------------------


                                      J. CREW OPERATING CORP.

                                      By: /s/ Nicholas Lamberti
                                         --------------------------
                                      Title: VP, Controller
                                            -----------------------


                                      J. CREW INC.

                                      By: /s/ Nicholas Lamberti
                                         --------------------------
                                      Title: VP, Controller
                                            -----------------------


                                      GRACE HOLMES, INC. d/b/a J. CREW RETAIL

                                      By: /s/ Nicholas Lamberti
                                         --------------------------
                                      Title: VP, Controller
                                            -----------------------


                                      H.F.D. NO. 55, INC. d/b/a J. CREW
                                       FACTORY

                                      By: /s/ Nicholas Lamberti
                                         --------------------------
                                      Title: VP, Controller
                                            -----------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]



                                     J. CREW GROUP, INC.

                                     By: /s/ Nicholas Lamberti
                                         --------------------------
                                     Title: VP, Controller
                                            -----------------------


                                     J. CREW INTERNATIONAL, INC.

                                     By: /s/ Nicholas Lamberti
                                         --------------------------
                                     Title: VP, Controller
                                            -----------------------


                                     J. CREW INTERMEDIATE LLC

                                     By: /s/ Nicholas Lamberti
                                         --------------------------
                                     Title: VP, Controller
                                            -----------------------

                                    EXHIBIT A

                                  SCHEDULE 9.18
                                       TO
                           LOAN AND SECURITY AGREEMENT


                                 Minimum EBITDA


                Month Ending On Or About                 EBITDA/1/
                ------------------------                 ---------
               January 31, 2003                        $ 42,300,000

               February 28, 2003                         40,000,000

               March 31, 2003                            37,000,000

               April 30, 2003                            36,000,000

               May 31, 2003                              36,000,000

               June 30, 2003                             35,000,000

               July 31, 2003                             34,000,000

               August 31, 2003                           29,000,000

               September 30, 2003                        24,000,000

               October 31, 2003                          21,000,000

               November 30, 2003                         19,000,000

               December 31, 2003                         16,000,000

               January 31, 2004                          15,000,000

               February 29, 2004                         15,000,000

               March 31, 2004                            15,000,000

               April 30, 2004                            15,000,000

               May 31, 2004                              17,000,000

               June 30, 2004                             20,000,000

               July 31, 2004                             22,000,000

               August 31, 2004                           27,000,000

                                 Schedule 9.18-1

                Month Ending On Or About                 EBITDA/1/
                ------------------------                 ---------
               September 30, 2004                      29,000,000

               October 31, 2004                        31,000,000

               November 30, 2004                       34,000,000

               December 31, 2004                       45,000,000

               January 31, 2005                        45,000,000

               February 28, 2005                       45,000,000

               March 31, 2005                          46,000,000

               April 30, 2005                          47,000,000

               May 31, 2005                            48,000,000

               June 30, 2005                           49,000,000

               July 31, 2005                           50,000,000

               August 31, 2005                         51,000,000

               September 30, 2005                      53,000,000

               October 31, 2005                        55,000,000

               November 30, 2005                       58,000,000

               December 31, 2005                       64,000,000

               January 31, 2006                        63,000,000

1. EBITDA with respect to twelve (12) month periods ending on January 31 of any fiscal year of Parent and its Subsidiaries will be determined using the audited financial statements of Parent and its Subsidiaries for the applicable period; with respect to twelve (12) month periods ending on the last day of other months, EBITDA will be determined using the most recent internal financial statements of Parent and its Subsidiaries for the applicable period.

                                 Schedule 9.18-2